UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2013

OMNICOMM SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-25203	11-3349762
(Commission File Number)	(IRS Employer Identification No.)

2101 W. Commercial Blvd. Suite 3500, Ft. Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 473-1254

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 13, 2013, OmniComm Systems, Inc. (the “Company”) reported under Item 5 of Part II of its quarterly report on Form 10-Q for the quarter ended September 30, 2013 (“Form 10-Q”), the information required by Items 1.01 and 2.01 of Form 8-K relating to its acquisition of all the outstanding shares of Promasys B.V. (‘‘Promasys’’) on November 11, 2013. The purpose of this Current Report on Form 8-K is to file the historical audited financial statements of Promasys for the years ended December 31, 2012 and 2011 required by Rule 8-04 of Regulation S-X. The information previously reported under Item 5 of Part II in the Form 10-Q is hereby incorporated by reference into this Current Report on Form 8-K.

The Company intends to file the historical interim financial statements and pro-forma financial information required by Rules 8-04 and 8-05 of Regulation S-X as soon as practicable following the receipt of the necessary information from our Dutch subsidiary to enable us to complete and file the required historical interim financial statements and pro-forma financial information. The assets, liabilities and results of operations of Promasys have been consolidated in our financial statements since the effective date of the acquisition, and our filing of the required audited financial statements, interim financial statements and pro-forma financial statements are not expected to have any impact on our financial statements or results of operations.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits attached hereto, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’, ‘‘intends’’, ‘‘projects’’, ‘‘estimates’’, ‘‘plans’’, ‘‘may increase’’, ‘‘forecast’’ and similar expressions or future or conditional verbs such as ‘‘will’’, ‘‘should’’, ‘‘would’’, ‘‘may’’ and ‘‘could’’ are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this Current Report are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this Current Report, unless required by law.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The historical audited financial statements of Promasys at December 31, 2012 and 2011 required by Rule 8-04 of Regulation S-X is attached as Exhibit 99.1 to this Current Report on Form 8-K.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements of Promasys B.V. for the years ended December 31, 2012 and 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniComm Systems, Inc.

Date: August 14, 2014	By:	/s/ Thomas E. Vickers
Thomas E. Vickers
Chief Accounting and Financial Officer